THE PBHG FUNDS, INC.


                  PROSPECTUS SUPPLEMENT DATED FEBRUARY 16, 2001

This Supplement updates certain information contained in the Prospectus for The PBHG Funds, Inc.'s (the "Company") PBHG Class Shares dated July 31, 2000, as supplemented on October 16, 2000, November 20, 2000 and February 1, 2001. This Supplement also updates certain information contained in the Prospectus for the Company's Advisor Class Shares dated December 29, 2000, as supplemented December 29, 2000 and February 1, 2001. You should retain your Prospectus and all Supplements for future reference. You may obtain an additional copy of either Prospectus, as supplemented, free of charge by calling 1-800-433-0051.

At a special meeting of shareholders of each Fund of the Company held on January 25, 2001, as adjourned to February 1, 2001 and February 15, 2001, shareholders approved changes to the Funds' fundamental investment policies. The Company's Board of Directors also has approved changes to the Funds' non-fundamental investment policies. These fundamental and non-fundamental investment policies are described in a supplement to the Statement of Additional Information.

At a special meeting of shareholders of PBHG International Fund of the Company held on January 25, 2001, as adjourned to February 1, 2001 and February 15, 2001, shareholders approved the reorganization of the PBHG International Fund into the PBHG Global Technology and Communications Fund. The combination was completed as of the close of business on February 15, 2001.